COLUMBIA FUNDS SERIES TRUST I

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

(the “Fund”)

Supplement dated November 30, 2012 to the

Fund’s Prospectus dated March 14, 2012

Mark S. Venezia, CFA, a portfolio manager of the Eaton Vance sleeve of the Fund, has announced that he plans to retire on or about year end. Until December 6, 2012, Mr. Venezia will continue to serve as a co-manager of the Fund. Therefore, effective December 6, 2012, all references to Mr. Venezia in the Fund’s Prospectus are deleted.

John Baur, Michael Cirami, CFA and Eric Stein, CFA will continue to co-manage the Eaton Vance sleeve of the Fund.

Shareholders should retain this Supplement for future reference.

C-1856-1 A (11/12)

COLUMBIA FUNDS VARIABLE INSURANCE TRUST

VARIABLE PORTFOLIO – EATON VANCE GLOBAL MACRO ADVANTAGE FUND

(the “Fund”)

Supplement dated November 30, 2012 to the

Fund’s Prospectus dated April 17, 2012

and the Statement of Additional Information dated May 1, 2012

Mark S. Venezia, CFA, a portfolio manager of the Fund, has announced that he plans to retire on or about year end. Until December 6, 2012, Mr. Venezia will continue to serve as a co-manager of the Fund. Therefore, effective December 6, 2012, all references to Mr. Venezia in the Fund’s Prospectus and Statement of Additional Information are deleted.

The current co-managers, John Baur, Michael Cirami, CFA and Eric Stein, CFA will continue to co-manage the Fund.

Shareholders should retain this Supplement for future reference.